361 Managed Futures Strategy Fund
Investor Class (AMFQX)
Class I (AMFZX)
A series of Investment Managers Series Trust

Supplement dated December 30, 2015,
to the Summary Prospectus and Prospectus
dated March 1, 2015

IMPORTANT NOTICE REGARDING PURCHASE OF FUND SHARES

The closure of the 361 Managed Futures Strategy Fund to investment by new investors that was disclosed by the Fund in Supplements dated September 9, 2015, and September 30, 2015, has been cancelled. Advance notice of any future closure of the Fund will be provided to shareholders. Until then the Fund will continue to be publicly offered to all investors.

Please file this Supplement with your records.